UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) - Report to Shareholders

June 24, 2022

The Board of Trustees and Shareholders of Calamos Strategic Total Return Fund

2020 Calamos Court

Naperville, IL 60563

We are aware that our report dated June 17, 2022, on our review of the interim financial information of Calamos Strategic Total Return Fund appearing in this Semi-Annual Report on Form N-CSR for the six month period ended April 30, 2022, is incorporated by reference in Registration Statement No. 811-21484 on Form N-2.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

TIMELY INFORMATION INSIDE

Strategic Total Return Fund (CSQ)

SEMIANNUAL REPORT APRIL 30, 2022

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1025 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Strategic Total Return Fund (CSQ).

Before we explore the markets, economy, and CSQ at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Letter to Shareholders

2   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CSQ is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.1025 and the annualized distribution rate was 8.02%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 8.02% annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. We are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.1025 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   3

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CSQ’s multi-asset-class approach that seeks lower volatility participation in the stock market especially makes sense for these times. In addition to equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. As hybrid securities, convertibles offer unique advantages versus stocks and bonds over the course of full market and interest rate cycles. I first began using convertible securities in the 1970s, and they have offered what I viewed as a “best of both worlds” approach versus stocks and bonds.

Although the convertible securities market is one area that has demonstrated unusual performance over the short term, we believe the long-term case for convertibles remains intact and that our actively managed approach enables us to transform volatility into opportunity.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

Letter to Shareholders

4   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

The Calamos Closed-End Funds: An Overview

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Strategic Total Return Fund
Market Value	-16.37%	-8.59%	14.56%	13.60%
NAV	-13.58	-4.41	13.63	12.93
50%SPX-25%VXAO-25%BBGHY2%Cap Index	-10.37	-3.95	11.14	11.20
S&P 500 Index	-9.65	0.21	13.66	13.67
ICE BofA All US Convertibles Index (VXAO)	-15.19	-11.44	12.47	11.47
Bloomberg US Corp HY 2% Issuer Capped Index	-7.40	-5.22	3.68	5.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%SPX-25%VXAO-25%BBGUSHY2%Cap Index is blended from 50%- S&P 500 Index (SPX), 25% - ICE BofA Convertibles Index (VXAO) and 25% - Bloomberg US Corp HY 2% Issuer Capped Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 3/26/04
	6 Months	1 Year	Since Inception**
On Market Price	-16.37%	-8.59%	8.85%
On NAV	-13.58%	-4.41%	9.21%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	20.6%
Consumer Discretionary	12.9
Health Care	11.6
Financials	10.0
Communication Services	9.0
Industrials	8.7
Energy	5.9
Consumer Staples	5.4
Materials	3.7
Utilities	2.2
Real Estate	1.4
Other	0.6

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities to contribute to the portfolio. By combining these asset classes, we believe that the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we are often more heavily weighted in the securities of US issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. We remain selective with respect to the US equity market. In the short term, we look for companies poised to grow through the post-pandemic economic expansion buoyed by reflationary market dynamics and pent-up consumer demand. We are focusing on those cyclical companies with strong balance sheets, solid cash flows, and viable business models. These profitable companies should be more resilient to inflationary pressures and rising interest rates.

How did the Fund perform over the semiannual period?

The Fund returned -13.58% on a net asset value (NAV) basis and -16.37% on a market price basis for the six months ended April 30, 2022 (“semiannual period”) versus a return of -10.37% for a Comparator Index comprised of 50% S&P 500 Index, 25% ICE BofA All US Convertibles Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the reporting period, the Fund’s shares traded at a -1.35% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectations. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best-utilized long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

8   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution rate on April 30, 2022, was $0.1025 per share, and the Fund’s annualized distribution rate on market price April 30, 2022, was 8.02%.

The Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 through April 30, 2022.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2022, the dividend yield of S&P 500 Index stocks was 1.56%. Yields were also low within the US government bond market with the 10-year US Treasury yielding 2.89%.

What factors influenced performance over the semiannual period?

The US equity market struggled over the semiannual period as soaring inflation and the Federal Reserve’s plan to tighten financial conditions (through a combination of interest rate hikes and a reduction of its balance sheet) gave investors reasons to re-evaluate future economic growth and the prices paid for equities. That said, companies continued to report strong earnings and revenue growth during the period with 31% earnings growth for the S&P 500 for Q4 2021, and current indications point to strong, positive earnings growth for Q1 2022 as well. Looking ahead, however, investors and companies have lowered expectations in light of the risks presented by interest rates, the war in Ukraine, supply chain disruptions, rising energy prices and the like. While Covid has largely transitioned from a pandemic to an endemic phase, lockdowns in China still threaten the course of more normal economic activity globally.

Generally speaking, declines in US equity markets contributed to the Fund’s negative returns over the period. The US stock market, as measured by the S&P 500 Index, returned -9.65% during the period.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   9

Other factors that contributed and detracted from Fund performance included the following:

•In spite of our relatively low financing costs over the period, our use of leverage was not helpful to our returns as our reinvestment rate was less than our associated costs due to overall equity market declines. While leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio slightly outperformed that of the Comparator Index during the period. Our overweight and selection in equities was slightly beneficial to returns relative to the index, while our underweight and selections in convertible securities was also helpful. Our underweight in corporate bonds detracted from returns, and our use of call options and LEAPS also hindered performance.

•Our selection in the health care sector, namely an overweight and selection in the pharmaceuticals industry, was helpful to returns relative to the Comparator Index. In addition, selection in the information technology sector was beneficial, namely in the data processing & outsourced services industry.

•Conversely, our selection in the communications services sector, namely in the interactive media & services industry, detracted from performance relative to the Comparator Index. In addition, selection in the financials sector, specifically in the diversified banks industry, was detrimental to performance.

How is the Fund positioned?

In terms of asset class positioning, we maintained a relatively high allocation to common stocks and convertibles, whose combined exposure represents approximately 78% of the portfolio (percent of net assets) as of April 30, 2022. The portfolio remains broadly diversified with a mix of durable, secular themes as well as more cyclical growth opportunities. Overall, we are emphasizing companies with higher quality characteristics, such as balance sheet strength, earnings quality, and stable cash flow generation, among other factors. Thematically we are seeking companies positioned to benefit from a goods-to-services transition, where demand is improving not decelerating. We continue to favor businesses with compelling growth opportunities and global revenue drivers, though we believe an enhanced focus on risk management and valuation sensitivity is important given recent market volatility.

We also believe that the US economy still has selective investment opportunities tied to social and economic normalization post-Covid 19, reflationary economic forces, consumer spending, pent-up demand, low unemployment rates and continued solid corporate earnings. Certain cyclical sectors may be poised to outperform as they have lagged in the wake of the pandemic but are expected to recover as society reopens and consumer demand is sustained.

The portfolio currently holds large absolute allocations to the information technology, health care and consumer discretionary sectors.

We believe that the information technology sector will offer growth opportunities as virtual experiences will continue to be an important aspect of daily life even as the impact of Covid-19 on restricting in-person activities abates. In addition, businesses that have been holding out on capital expenditures will seek technology upgrades financed through improved earnings. We believe communication services stocks will also benefit from robust consumer demand for products and services that provide access to information.

Investment Team Discussion

10   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

We are focusing on health care companies that are poised to meet the high demand for backlogged procedures and treatments, wellness products, and disease prevention measures. In addition, changing global demographics point to massive health care expenditures in the coming years. With respect to consumer discretionary stocks, we continue to be encouraged by the spending of US consumers as they seek to satisfy their pent-up demands; their actions are supported by both elevated levels of liquidity and higher employment as society returns to normal. We have also maintained our position in financials as we expect the sector will benefit during periods of increased lending as consumers seek to finance purchases deferred during the pandemic. Financials also tend to perform well with respect to their lending business during periods of rising interest rates, serving as a hedge on inflation.

The average credit quality of the portfolio is (BB). This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are also cognizant of the fact that rising interest rates may have a detrimental effect on longer-term fixed income securities. Consequently, managing the duration of the fixed income assets of our portfolio is a priority in mitigating the potential impact. As of April 30, 2022, the weighted average duration of the bonds in the portfolio was 3.1 years, which is low compared to longer-duration fixed income instruments.

We believe that over time the prudent use of leverage should enhance total return and support the Fund’s distribution rate. As of April 30, 2022, the Fund’s leverage was at approximately 33%.

What are your closing thoughts for Fund shareholders?

The Fed’s mission to slow economic growth in order to stem the tide of rampant inflation has complicated the economic cycle. When the Fed finally began applying the brakes, the economy was already slowing down in our view. The end of massive stimulus, the war in Ukraine and global sanctions, Covid lockdowns in China, and continuing supply chain issues have all served to slow economic activity.

While market pullbacks and corrections are a normal course of events, this most recent sell-off at the market level and in growth names particularly has been sharp and sudden. Clearly market participants are taking a wait and see approach regarding how well the Fed may be able to slow down the economy to contain inflation. It’s also important to remember that interest rate hikes have a lagged effect on the overall economy, and we believe the Fed may be able to move more cautiously than what the market is currently pricing in terms of tightening in policy. We have already seen indications of slowing inflation data that gives us reason for optimism.

Investment Team Discussion

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   11

Overall, corporate balance sheets and personal balance sheets are still in good shape. Nominal levels of economic activity have been strong, indicating an overall healthy economy ex-inflation. Interest rate hikes increase the cost of capital, but in many cases corporations and individuals have locked in borrowing costs and should be less affected by these moves. Labor markets are strong, which is also a positive sign for the economy. That said, there are certainly parts of the economy that are more interest-rate sensitive such as housing, and there are corporations that will need to access capital markets for funding. The list of market worries is still quite long and spans interest rates, inflation, the war in Ukraine, Covid variants, supply chains, and commodity prices. However, It’s also important to keep a long-term perspective and pursue short-term opportunities created by market dislocations. A risk-conscious approach to equity markets appears appropriate in light of these conditions.

Schedule of Investments April 30, 2022 (Unaudited)

12 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (18.0%)
Airlines (0.5%)
1,882,750	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$1,862,285
279,833	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	276,791
1,235,385	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,237,497
797,638	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	845,017
1,428,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	1,271,677
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
884,000	5.500%, 04/20/26	876,689
295,000	5.750%, 04/20/29	284,805
1,368,279	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	1,263,743
1,015,680	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	1,094,791
735,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	776,594
308,653	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	308,255
903,236	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	903,670
617,498	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	567,697
		11,569,511

Communication Services (2.0%)
1,400,000	Altice France SA/France* 5.500%, 10/15/29	1,206,534
1,415,000	APi Escrow Corp.* 4.750%, 10/15/29	1,294,145
1,795,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,824,241
884,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	826,646
442,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	436,970
1,815,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	1,583,043

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
2,600,000	5.750%, 01/15/30	$2,160,210
2,540,000	5.500%, 04/15/27	2,455,672
1,800,000	5.375%, 02/01/28	1,668,834
1,800,000	4.625%, 12/01/30	1,379,178
540,000	4.500%, 11/15/31	445,235
1,540,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	1,539,507
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
825,000	6.625%, 08/15/27	173,951
656,000	5.375%, 08/15/26	240,542
2,233,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	2,107,394
1,110,000	Embarq Corp. 7.995%, 06/01/36	1,000,887
	Entercom Media Corp.*
589,000	6.750%, 03/31/29^	509,102
538,000	6.500%, 05/01/27	463,336
1,210,000	Frontier California, Inc. 6.750%, 05/15/27	1,210,036
749,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	684,541
1,333,000	Frontier Florida, LLC@ 6.860%, 02/01/28	1,331,267
1,785,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,785,678
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
1,030,000	3.500%, 03/01/29	915,979
301,000	5.250%, 12/01/27	298,011
345,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	338,214
	Intelsat Jackson Holdings, SA@
900,000	9.750%, 07/15/25*	1
585,000	5.500%, 08/01/23	1
1,665,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,657,657
695,441	Ligado Networks, LLC* 15.500%, 11/01/23	530,406
	Lumen Technologies, Inc.
1,400,000	4.000%, 02/15/27*	1,246,560
1,267,000	7.600%, 09/15/39	1,108,232
596,000	4.500%, 01/15/29*	472,306
596,000	Match Group Holdings II, LLC*^ 3.625%, 10/01/31	498,298
1,045,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	922,777
	Netflix, Inc.
910,000	4.875%, 06/15/30*^	890,717
610,000	4.875%, 04/15/28	599,191

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
740,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	$718,740
135,000	Rogers Communications, Inc.*‡ 5.250%, 03/15/82 5 year CMT+ 3.59%	128,604
	Scripps Escrow II, Inc.*
591,000	3.875%, 01/15/29	525,694
295,000	5.375%, 01/15/31	263,739
2,185,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	2,091,766
	Sirius XM Radio, Inc.*
1,500,000	5.500%, 07/01/29^	1,447,995
885,000	4.000%, 07/15/28	800,907
585,000	3.125%, 09/01/26	539,317
298,000	3.875%, 09/01/31	252,412
585,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	576,711
3,045,000	Sprint Corp. 7.125%, 06/15/24	3,206,629
880,000	Telecom Italia Capital, SA 6.000%, 09/30/34	754,327
596,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	405,948
1,060,000	United States Cellular Corp. 6.700%, 12/15/33	1,092,309
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 USD 5 year swap rate + 4.87%	132,549
		48,742,946

Consumer Discretionary (2.9%)
	American Axle & Manufacturing, Inc.^
1,243,000	6.875%, 07/01/28	1,172,410
119,000	5.000%, 10/01/29	102,702
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
856,000	6.625%, 01/15/28	834,129
745,000	4.625%, 08/01/29	627,625
298,000	4.625%, 04/01/30	244,613
	At Home Group, Inc.*
900,000	4.875%, 07/15/28	745,020
598,000	7.125%, 07/15/29^	447,053
352,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	335,414
	Bath & Body Works, Inc.
1,577,000	6.694%, 01/15/27	1,639,749
1,475,000	6.875%, 11/01/35	1,444,644
	Caesars Entertainment, Inc.*
728,000	4.625%, 10/15/29	629,320
605,000	8.125%, 07/01/27	632,769
605,000	6.250%, 07/01/25	612,314

PRINCIPAL AMOUNT		VALUE
	Carnival Corp.*
582,000	10.500%, 02/01/26	$640,759
295,000	7.625%, 03/01/26	289,138
1,385,000	Carriage Services, Inc.* 4.250%, 05/15/29	1,218,440
900,000	Carvana Company*^ 5.625%, 10/01/25	781,956
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,900,000	5.125%, 05/01/27	3,803,007
1,300,000	4.750%, 03/01/30	1,162,525
1,198,000	4.250%, 02/01/31	1,012,190
620,000	5.000%, 02/01/28	591,350
600,000	4.500%, 08/15/30	525,246
596,000	4.750%, 02/01/32	516,571
450,000	4.250%, 01/15/34	358,245
596,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	574,836
900,000	Cedar Fair, LP^ 5.250%, 07/15/29	854,280
	Century Communities, Inc.
1,500,000	6.750%, 06/01/27	1,516,845
300,000	3.875%, 08/15/29*	253,209
	Dana, Inc.
985,000	4.250%, 09/01/30	847,721
596,000	4.500%, 02/15/32	493,887
	DISH DBS Corp.
1,495,000	5.250%, 12/01/26*	1,376,686
926,000	7.750%, 07/01/26	885,515
739,000	7.375%, 07/01/28	652,862
1,675,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,626,073
1,308,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,186,984
	Ford Motor Credit Company, LLC
1,885,000	4.000%, 11/13/30	1,638,499
1,600,000	4.063%, 11/01/24	1,567,520
1,400,000	4.134%, 08/04/25	1,357,972
600,000	4.389%, 01/08/26	579,300
300,000	4.950%, 05/28/27	292,119
	Gap, Inc.*
447,000	3.875%, 10/01/31	358,405
60,000	3.625%, 10/01/29	48,895
	General Motors Financial Company, Inc.‡
140,000	5.700%, 09/30/30^ 5 year CMT + 5.00%	137,516
125,000	6.500%, 09/30/28 3 mo. USD LIBOR + 3.44%	121,549
	goeasy, Ltd.*
2,050,000	5.375%, 12/01/24	2,011,849
1,111,000	4.375%, 05/01/26^	1,041,329
896,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	794,528

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
586,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	$528,138
2,229,000	Guitar Center, Inc.* 8.500%, 01/15/26	2,236,712
	International Game Technology, PLC*
1,500,000	6.250%, 01/15/27	1,525,755
400,000	4.125%, 04/15/26	376,236
	Liberty Interactive, LLC
1,175,000	8.250%, 02/01/30	1,032,355
600,000	8.500%, 07/15/29	545,808
	Life Time, Inc.*
884,000	8.000%, 04/15/26^	864,481
600,000	5.750%, 01/15/26	583,398
767,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	755,549
	M/I Homes, Inc.
780,000	3.950%, 02/15/30	647,891
429,000	4.950%, 02/01/28	395,714
	Macy’s Retail Holdings, LLC*
1,248,000	6.700%, 07/15/34	1,243,707
744,000	5.875%, 03/15/30	699,360
1,375,000	Mclaren Finance, PLC* 7.500%, 08/01/26	1,333,104
1,518,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,343,688
1,649,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	1,458,392
	Nordstrom, Inc.^
600,000	5.000%, 01/15/44	493,116
551,000	4.250%, 08/01/31	472,031
596,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	528,503
1,370,000	Penn National Gaming, Inc.* 4.125%, 07/01/29	1,164,048
1,670,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	1,339,941
2,933,000	Rite Aid Corp.*^ 8.000%, 11/15/26	2,466,360
1,670,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,507,810
1,348,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	1,152,540
1,500,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,432,230
901,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	885,710
298,000	Thor Industries, Inc.* 4.000%, 10/15/29	252,168

PRINCIPAL AMOUNT		VALUE
290,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	$317,910
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,218,240
1,200,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	1,085,736
298,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	282,683
		70,754,882

Consumer Staples (0.8%)
1,358,000	Central Garden & Pet Company* 4.125%, 04/30/31	1,168,464
1,649,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,471,452
	Energizer Holdings, Inc.*
1,641,000	4.375%, 03/31/29	1,367,593
298,000	6.500%, 12/31/27	286,533
780,000	Fresh Market, Inc.* 9.750%, 05/01/23	761,436
1,475,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	1,535,062
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
1,770,000	5.500%, 01/15/30	1,756,318
480,000	6.500%, 04/15/29	497,299
	Kraft Heinz Foods Company
593,000	4.375%, 06/01/46	520,097
296,000	3.875%, 05/15/27	289,962
125,000	Land O’ Lakes, Inc.* 7.000%, 09/18/28	127,621
751,000	New Albertsons, LP 7.750%, 06/15/26	795,467
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,061,798
	Petsmart, Inc. / PetSmart Finance Corp.*
375,000	7.750%, 02/15/29	373,417
375,000	4.750%, 02/15/28	349,196
1,720,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	1,734,087
	Post Holdings, Inc.*
860,000	4.625%, 04/15/30	736,341
505,000	5.750%, 03/01/27	500,106
296,000	5.500%, 12/15/29	270,201
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	955,591
1,300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	1,305,720
1,857,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,639,211
		19,502,972

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE

Energy (1.6%)
	Antero Resources Corp.*
374,000	7.625%, 02/01/29	$396,451
298,000	5.375%, 03/01/30	291,900
1,187,000	Apache Corp. 5.100%, 09/01/40	1,075,719
	Buckeye Partners, LP
900,000	3.950%, 12/01/26^	850,725
600,000	5.850%, 11/15/43	475,110
304,000	ChampionX Corp. 6.375%, 05/01/26	307,502
	Cheniere Energy Partners, LP
596,000	3.250%, 01/31/32*	509,932
300,000	4.000%, 03/01/31	271,926
591,000	Cheniere Energy, Inc. 4.625%, 10/15/28	574,753
592,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	596,618
1,950,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,770,932
11,988	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27	12,028
626,000	DT Midstream, Inc.* 4.125%, 06/15/29	570,330
893,000	Earthstone Energy Holdings* 8.000%, 04/15/27	891,053
200,000	Enbridge, Inc.‡ 5.750%, 07/15/80 5 year CMT + 5.31%	199,928
	Energy Transfer, LP‡
1,735,000	4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	1,429,709
1,015,000	6.500%, 11/15/26 5 year CMT + 5.69%	968,006
	EnLink Midstream Partners, LP
1,775,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	1,309,773
1,285,000	4.850%, 07/15/26	1,257,308
500,000	EQT Corp. 6.625%, 02/01/25	521,160
1,173,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	1,102,374
885,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	912,762
	Gulfport Energy Operating Corp.
1,000,000	6.375%, 05/15/25&	1
305,622	8.000%, 05/17/26	315,209
596,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	588,181

PRINCIPAL AMOUNT		VALUE
894,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	$866,787
	Laredo Petroleum, Inc.
985,000	10.125%, 01/15/28	1,040,160
302,000	9.500%, 01/15/25	311,881
300,000	7.750%, 07/31/29*^	295,251
1,310,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,313,275
	Moss Creek Resources Holdings, Inc.*
600,000	10.500%, 05/15/27	589,080
540,000	7.500%, 01/15/26	496,703
135,000	MPLX, LP^‡ 6.875%, 02/15/23 3 mo. USD LIBOR + 4.65%	133,102
589,000	Murphy Oil Corp. 6.375%, 07/15/28	600,008
	New Fortress Energy, Inc.*
1,191,000	6.750%, 09/15/25	1,172,921
589,000	6.500%, 09/30/26	570,682
	Occidental Petroleum Corp.
4,241,000	4.300%, 08/15/39	3,620,754
580,000	5.875%, 09/01/25	596,315
1,082,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	1,069,773
1,270,000	Parkland Corp.*~ 5.875%, 07/15/27	1,231,265
1,390,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	1,170,477
1,370,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,338,175
	Southwestern Energy Company
595,000	5.375%, 03/15/30	588,526
298,000	4.750%, 02/01/32	282,170
298,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	269,148
	Venture Global Calcasieu Pass, LLC*
300,000	4.125%, 08/15/31	274,086
300,000	3.875%, 08/15/29	274,644
600,000	Viper Energy Partners, LP* 5.375%, 11/01/27	600,390
770,000	W&T Offshore, Inc.* 9.750%, 11/01/23	766,489
	Weatherford International, Ltd.*
1,280,000	6.500%, 09/15/28	1,293,658
600,000	8.625%, 04/30/30	595,416
		38,560,526

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Financials (3.8%)
	Acrisure, LLC / Acrisure Finance, Inc.*
1,883,000	7.000%, 11/15/25	$1,831,368
1,783,000	6.000%, 08/01/29	1,559,358
1,789,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,850,846
1,892,000	AG Issuer, LLC* 6.250%, 03/01/28	1,860,763
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
2,500,000	6.750%, 10/15/27^	2,368,775
300,000	5.875%, 11/01/29	279,234
300,000	4.250%, 10/15/27	277,110
	Ally Financial, Inc.
1,692,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	1,462,345
964,000	8.000%, 11/01/31	1,148,654
850,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	736,635
258,000	American Express Company^‡ 3.550%, 09/15/26 5 year CMT + 2.85%	222,378
1,370,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	1,168,350
250,000	American International Group, Inc.‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	243,735
2,365,000	AmWINS Group, Inc.* 4.875%, 06/30/29	2,165,323
320,000	Ares Finance Company III, LLC*‡ 4.125%, 06/30/51 5 year CMT + 3.24%	298,704
2,700,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,664,765
1,307,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	1,201,996
285,000	AXIS Specialty Finance, LLC‡ 4.900%, 01/15/40 5 year CMT + 3.19%	266,107
	Bank of America Corp.µ
400,000	4.375%, 01/27/27‡	355,812
69,000	6.125%, 05/01/34	68,948
145,000	Bank of Montrealµ^‡ 4.800%, 08/25/24 5 year CMT + 2.98%	139,715
	Bank of New York Mellon Corp.µ‡
651,000	3.750%, 12/20/26 5 year CMT + 2.63%	581,395
400,000	4.700%, 09/20/25 5 year CMT + 4.36%	401,052

PRINCIPAL AMOUNT		VALUE
	Bank of Nova Scotiaµ‡
240,000	3.625%, 10/27/81 5 year CMT + 2.61%	$188,803
220,000	4.900%, 06/04/25 5 year CMT + 4.55%	216,119
220,000	Barclays, PLC‡ 4.375%, 03/15/28 5 year CMT + 3.41%	183,869
280,000	BP Capital Markets, PLC‡ 4.875%, 03/22/30 5 year CMT + 4.40%	269,707
2,379,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	2,072,846
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
2,380,000	4.500%, 04/01/27	2,158,850
1,547,000	5.750%, 05/15/26	1,503,220
1,200,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	1,169,736
965,000	Capital One Financial Corp.^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	838,585
	Charles Schwab Corp.‡
325,000	4.000%, 06/01/26 5 year CMT + 3.17%	296,472
147,000	4.000%, 12/01/30 10 year CMT + 3.08%	124,732
135,000	5.375%, 06/01/25 5 year CMT + 4.97%	136,608
	Citigroup, Inc.‡
975,000	3.875%, 02/18/26 5 year CMT + 3.42%	888,410
150,000	4.000%, 12/10/25 5 year CMT + 3.60%	137,030
385,000	Citizens Financial Group, Inc.‡ 4.000%, 10/06/26 5 year CMT + 3.22%	343,705
	Credit Acceptance Corp.
1,500,000	6.625%, 03/15/26	1,520,070
1,092,000	5.125%, 12/31/24*	1,079,103
200,000	Credit Suisse Group, AG*‡ 7.500%, 12/11/23 USD 5 year swap rate + 4.60%	200,910
	Discover Financial Services‡
245,000	6.125%, 06/23/25 5 year CMT + 5.78%	250,194
135,000	5.500%, 10/30/27 3 mo. USD LIBOR + 3.08%	122,002
1,233,000	Enact Holdings, Inc.* 6.500%, 08/15/25	1,229,412

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
550,000	Fifth Third Bancorp^‡ 4.500%, 09/30/25 5 year CMT + 4.22%	$536,129
1,718,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,547,231
	Goldman Sachs Group, Inc.‡
500,000	4.400%, 02/10/25 5 year CMT + 2.85%	467,895
475,000	3.800%, 05/10/26 5 year CMT + 2.97%	417,563
153,000	4.125%, 11/10/26 5 year CMT + 2.95%	137,558
1,891,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,903,102
200,000	HSBC Holdings, PLCµ‡ 6.375%, 03/30/25 U.S. 5 yr Swap + 4.37%	201,618
	HUB International, Ltd.*
3,867,000	7.000%, 05/01/26	3,835,987
1,785,000	5.625%, 12/01/29^	1,639,772
	Huntington Bancshares, Inc.‡^
350,000	4.450%, 10/15/27 7 year CMT + 4.05%	336,438
125,000	5.625%, 07/15/30 10 year CMT + 4.95%	125,770
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
1,455,000	5.250%, 05/15/27	1,361,560
892,000	4.375%, 02/01/29	772,972
2,448,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,987,605
	ING Groep, NV‡
200,000	4.250%, 05/16/31 5 year CMT + 2.86%	158,082
200,000	3.875%, 05/16/27 5 year CMT + 2.86%	162,576
2,625,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,511,967
3,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,737,680
1,100,000	JPMorgan Chase & Companyµ^‡ 3.650%, 06/01/26 5 year CMT + 2.85%	982,696
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
2,306,000	5.250%, 10/01/25	2,269,173
596,000	4.750%, 06/15/29	536,603
1,680,000	LD Holdings Group, LLC* 6.125%, 04/01/28	1,270,567

PRINCIPAL AMOUNT		VALUE
	Level 3 Financing, Inc.
1,250,000	4.250%, 07/01/28*	$1,059,712
990,000	5.375%, 05/01/25	983,822
597,000	3.875%, 11/15/29*	528,124
310,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 year CMT + 3.32%	283,275
200,000	Lloyds Banking Group, PLC^‡ 7.500%, 06/27/24 USD 5 year swap rate + 4.76%	203,800
892,000	LPL Holdings, Inc.* 4.000%, 03/15/29	813,736
240,000	Markel Corp.‡ 6.000%, 06/01/25 5 year CMT + 5.66%	245,683
	MetLife, Inc.
2,990,000	6.400%, 12/15/66	3,111,543
225,000	3.850%, 09/15/25‡ 5 year CMT + 3.58%	214,884
120,000	Nationwide Financial Services, Inc. 6.750%, 05/15/87	130,000
	Navient Corp.
2,555,000	5.000%, 03/15/27	2,330,722
1,355,000	4.875%, 03/15/28^	1,192,454
	Nordea Bank Abp*‡
315,000	3.750%, 03/01/29^ 5 year CMT + 2.60%	258,064
200,000	6.625%, 03/26/26µ 5 year CMT + 4.11%	204,382
	OneMain Finance Corp.
820,000	3.875%, 09/15/28	697,459
614,000	7.125%, 03/15/26	625,856
592,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	574,856
442,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	408,961
1,871,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,685,865
	PNC Financial Services Group, Inc.µ‡
315,000	3.400%, 09/15/26 5 year CMT + 2.60%	272,299
294,000	6.000%, 05/15/27 5 year CMT + 3.00%	293,647
124,000	Prudential Financial, Inc.‡ 3.700%, 10/01/50 5 year CMT + 3.04%	108,956
280,000	QBE Insurance Group, Ltd.*‡ 5.875%, 05/12/25 5 year CMT + 5.51%	281,868

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,355,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	$1,232,549
	RLJ Lodging Trust, LP*
894,000	3.750%, 07/01/26	833,825
459,000	4.000%, 09/15/29	410,277
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
560,000	3.875%, 03/01/31	473,239
555,000	3.625%, 03/01/29	475,641
275,000	2.875%, 10/15/26	243,810
503,000	State Street Corp.^‡ 5.625%, 12/15/23 3 mo. USD LIBOR + 2.54%	487,487
1,225,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,281,583
	SVB Financial Group‡
619,000	4.000%, 05/15/26 5 year CMT + 3.20%	540,313
224,000	4.100%, 02/15/31^ 10 year CMT + 3.06%	180,663
133,000	4.250%, 11/15/26 5 year CMT + 3.07%	115,387
	Truist Financial Corp.µ‡
295,000	4.800%, 09/01/24 5 year CMT + 3.00%	283,176
125,000	4.950%, 09/01/25 5 year CMT + 4.61%	124,728
	UBS Group, AG*‡
200,000	7.000%, 01/31/24 USD 5 year swap rate + 4.34%	203,882
200,000	4.875%, 02/12/27 5 year CMT + 3.40%	183,560
	United Wholesale Mortgage, LLC*
1,383,000	5.500%, 04/15/29	1,152,578
600,000	5.750%, 06/15/27	522,540
600,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	518,214
855,000	US Bancorpµ‡ 3.700%, 01/15/27 5 year CMT + 2.54%	738,053
1,340,000	VZ Secured Financing, BV* 5.000%, 01/15/32	1,172,634
1,230,000	Wells Fargo & Company‡ 3.900%, 03/15/26 5 year CMT + 3.45%	1,128,328
	XHR, LP*
1,255,000	6.375%, 08/15/25	1,273,750
596,000	4.875%, 06/01/29	550,907
		94,621,387

Health Care (1.5%)
591,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	561,344

PRINCIPAL AMOUNT		VALUE
	Bausch Health Americas, Inc.*
3,285,000	8.500%, 01/31/27^	$3,112,734
600,000	9.250%, 04/01/26	595,896
	Bausch Health Companies, Inc.*
2,330,000	7.250%, 05/30/29	1,763,530
1,300,000	5.000%, 01/30/28	962,208
447,000	6.125%, 02/01/27	430,394
590,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	536,741
149,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	130,902
	CHS/Community Health Systems, Inc.*
2,392,000	6.125%, 04/01/30^	1,969,262
1,325,000	8.000%, 03/15/26	1,372,263
663,000	6.875%, 04/15/29^	582,445
	DaVita, Inc.*
1,772,000	4.625%, 06/01/30	1,546,655
1,395,000	3.750%, 02/15/31	1,138,515
	Embecta Corp.*
894,000	5.000%, 02/15/30	811,001
298,000	6.750%, 02/15/30	289,391
	Encompass Health Corp.
600,000	4.750%, 02/01/30	543,462
600,000	4.500%, 02/01/28	553,230
1,369,000	HCA, Inc. 7.500%, 11/06/33	1,617,514
350,000	Jazz Securities DAC* 4.375%, 01/15/29	324,390
1,955,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	1,049,776
	Mozart Debt Merger Sub, Inc.*
1,484,000	5.250%, 10/01/29^	1,292,030
1,480,000	3.875%, 04/01/29	1,295,252
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
2,200,000	5.125%, 04/30/31	1,992,144
500,000	4.125%, 04/30/28	465,470
1,251,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	1,069,092
	Tenet Healthcare Corp.
2,710,000	6.250%, 02/01/27*	2,692,033
1,575,000	6.875%, 11/15/31	1,634,362
1,520,000	4.875%, 01/01/26*	1,484,265
659,000	4.625%, 07/15/24	657,946
	Teva Pharmaceutical Finance Netherlands III, BV
2,380,000	6.000%, 04/15/24	2,391,329
1,100,000	4.750%, 05/09/27	1,015,971
550,000	7.125%, 01/31/25	559,509
535,000	3.150%, 10/01/26	463,107
		36,904,163

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE

Industrials (2.8%)
1,180,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	$1,238,717
1,355,000	ACCO Brands Corp.* 4.250%, 03/15/29	1,185,313
1,535,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	1,456,915
	Air Lease Corp.‡
1,520,000	4.125%, 12/15/26 5 year CMT + 3.15%	1,280,919
190,000	4.650%, 06/15/26 5 year CMT + 4.08%	171,707
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
3,425,000	4.625%, 01/15/27	3,210,698
591,000	3.500%, 03/15/29	498,154
	Allison Transmission, Inc.*
1,025,000	4.750%, 10/01/27	988,828
295,000	3.750%, 01/30/31	255,564
295,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	265,438
670,000	Arcosa, Inc.* 4.375%, 04/15/29	612,889
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	2,630,784
600,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	604,548
1,235,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	1,088,307
1,191,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	1,101,044
600,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	583,788
298,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	260,065
297,000	Delta Air Lines, Inc. 7.375%, 01/15/26	316,658
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
295,000	4.750%, 10/20/28	292,357
148,000	4.500%, 10/20/25µ	147,510
1,265,000	Deluxe Corp.* 8.000%, 06/01/29	1,213,742
596,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	555,043
894,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	865,857

PRINCIPAL AMOUNT		VALUE
1,472,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	$1,192,526
575,000	EnerSys* 4.375%, 12/15/27	537,516
1,355,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	1,210,313
591,000	GFL Environmental, Inc.* 3.750%, 08/01/25	566,751
673,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	607,833
600,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	619,932
	Graphic Packaging International, LLC*
750,000	4.750%, 07/15/27	727,455
551,000	3.500%, 03/01/29	491,729
1,303,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	1,231,087
2,775,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,419,800
1,492,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,457,445
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,470,840
1,375,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	1,400,011
1,385,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,280,474
1,450,000	JELD-WEN, Inc.* 4.625%, 12/15/25	1,373,875
556,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	589,299
1,346,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,225,600
598,000	MasTec, Inc.*^ 4.500%, 08/15/28	574,678
1,337,000	Meritor, Inc.* 4.500%, 12/15/28	1,336,960
722,000	Moog, Inc.* 4.250%, 12/15/27	678,767
1,615,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,478,096
1,140,000	Novelis Corp.* 4.750%, 01/30/30	1,049,131
450,000	OI European Group, BV* 4.750%, 02/15/30	400,644
1,375,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	1,203,180

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
990,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	$754,568
1,783,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,527,764
1,445,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	1,584,182
1,042,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	916,627
1,256,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	1,281,723
709,000	QVC, Inc. 4.375%, 09/01/28	603,643
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	580,255
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	502,911
	Sinclair Television Group, Inc.*
891,000	4.125%, 12/01/30	742,007
600,000	5.500%, 03/01/30^	495,534
	Standard Industries, Inc.*
1,165,000	5.000%, 02/15/27	1,107,204
302,000	4.375%, 07/15/30	252,759
100,000	Stanley Black & Decker, Inc.^‡ 4.000%, 03/15/60 5 year CMT + 2.66%	96,384
2,430,000	Station Casinos, LLC* 4.500%, 02/15/28	2,209,526
957,000	Stericycle, Inc.* 3.875%, 01/15/29	845,213
879,000	STL Holding Company, LLC* 7.500%, 02/15/26	839,797
1,200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	1,199,388
	TransDigm, Inc.
1,539,000	6.250%, 03/15/26*	1,542,293
875,000	7.500%, 03/15/27	885,141
589,000	Tronox, Inc.* 4.625%, 03/15/29	526,095
	United Rentals North America, Inc.
595,000	3.750%, 01/15/32	519,554
297,000	3.875%, 02/15/31^	263,359
1,191,000	Vertiv Group Corp.* 4.125%, 11/15/28	1,039,136
1,251,000	Wabash National Corp.* 4.500%, 10/15/28	1,048,300
1,050,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	934,342
	WESCO Distribution, Inc.*
563,000	7.125%, 06/15/25^	585,030
283,000	7.250%, 06/15/28	294,442
		69,125,964

PRINCIPAL AMOUNT		VALUE

Information Technology (0.8%)
596,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	$551,371
600,000	CDK Global, Inc.* 5.250%, 05/15/29	604,926
1,201,000	CommScope Technologies, LLC* 6.000%, 06/15/25	1,054,226
1,100,000	CommScope, Inc.* 4.750%, 09/01/29	923,252
	Dell International, LLC / EMC Corp.
1,405,000	6.020%, 06/15/26µ	1,486,673
646,000	6.100%, 07/15/27	691,317
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	536,137
1,287,000	II-VI, Inc.* 5.000%, 12/15/29	1,208,712
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,244,555
	MPH Acquisition Holdings, LLC*
1,300,000	5.750%, 11/01/28^	1,132,612
595,000	5.500%, 09/01/28	551,922
589,000	NCR Corp.* 5.125%, 04/15/29	558,384
719,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	679,829
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	824,166
	Open Text Corp.*
855,000	3.875%, 02/15/28	780,367
447,000	3.875%, 12/01/29	397,830
447,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	388,514
590,000	Playtika Holding Corp.* 4.250%, 03/15/29	531,820
784,000	PTC, Inc.* 4.000%, 02/15/28	730,343
1,355,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	1,189,514
	Twilio, Inc.^
830,000	3.625%, 03/15/29	732,666
298,000	3.875%, 03/15/31	254,969
1,475,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,327,721
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,199,907
		19,581,733

Materials (0.8%)
800,000	Alcoa Nederland Holding, BV* 4.125%, 03/31/29	754,232

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
600,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	$581,016
623,000	ArcelorMittal, SA 7.000%, 10/15/39	679,058
295,000	Carpenter Technology Corp. 7.625%, 03/15/30	300,068
895,000	Chemours Company* 4.625%, 11/15/29	776,278
1,880,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,662,804
	Commercial Metals Company
596,000	4.125%, 01/15/30	543,266
298,000	4.375%, 03/15/32	266,838
1,375,000	Constellium, SE*^ 3.750%, 04/15/29	1,190,544
570,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	568,980
886,000	HB Fuller Company 4.250%, 10/15/28	797,630
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	934,326
	Kaiser Aluminum Corp.*
1,350,000	4.625%, 03/01/28^	1,235,277
149,000	4.500%, 06/01/31	128,685
842,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	752,049
1,257,000	Mercer International, Inc. 5.125%, 02/01/29	1,172,203
1,051,000	OCI, NV*µ 4.625%, 10/15/25	1,053,575
1,787,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	1,778,637
800,000	SCIL IV, LLC / SCIL USA Holdings, LLC* 5.375%, 11/01/26	731,176
298,000	Sealed Air Corp.* 5.000%, 04/15/29	296,030
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,244,655
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	519,722
906,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	876,482
593,000	Valvoline, Inc.* 3.625%, 06/15/31	482,180
		19,325,711

Real Estate (0.2%)
953,000	EPR Properties 3.750%, 08/15/29	850,467

PRINCIPAL AMOUNT		VALUE
	Forestar Group, Inc.*
862,000	5.000%, 03/01/28	$778,851
630,000	3.850%, 05/15/26	568,984
1,341,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	1,170,760
	Service Properties Trust
1,500,000	4.350%, 10/01/24	1,390,455
550,000	5.250%, 02/15/26	493,488
		5,253,005

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment Company*
1,195,000	6.750%, 01/15/30	1,043,235
596,000	4.625%, 01/15/29	540,989
		1,584,224

Utilities (0.2%)
340,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 year CMT + 3.25%	310,753
65,000	CenterPoint Energy, Inc.‡ 6.125%, 09/01/23 3 mo. USD LIBOR + 3.27%	62,850
175,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	169,001
	Dominion Energy, Inc.‡
250,000	4.650%, 12/15/24 5 year CMT + 2.99%	240,358
133,000	4.350%, 01/15/27 5 year CMT + 3.20%	123,082
	Duke Energy Corp.‡
330,000	4.875%, 09/16/24 5 year CMT + 3.39%	328,380
132,000	3.250%, 01/15/82 5 year CMT + 2.32%	111,937
280,000	NextEra Energy Capital Holdings, Inc.‡ 3.800%, 03/15/82 5 year CMT + 2.55%	247,836
458,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	403,681
	Sempra Energy‡
125,000	4.875%, 10/15/25 5 year CMT + 4.55%	123,251
85,000	4.125%, 04/01/52 5 year CMT + 2.87%	75,710
	Southern Company‡
247,000	4.000%, 01/15/51 5 year CMT + 3.73%	233,598
95,000	3.750%, 09/15/51 5 year CMT + 2.92%	85,707
1,500,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,402,575

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Vistra Corp.*‡
745,000	8.000%, 10/15/26 5 year CMT + 6.93%	$750,677
625,000	7.000%, 12/15/26 5 year CMT + 5.74%	608,512
		5,277,908
	Total Corporate Bonds (Cost $473,666,501)	440,804,932

Convertible Bonds (19.5%)
Communication Services (2.3%)
	Liberty Media Corp.
7,750,000	1.375%, 10/15/23µ	10,106,310
2,680,000	0.500%, 12/01/50*	3,499,383
7,150,000	Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	12,148,279
17,095,000	Live Nation Entertainment, Inc. 2.000%, 02/15/25	20,576,055
3,000,000	Match Group Financeco 2, Inc.*~ 0.875%, 06/15/26	3,428,010
2,500,000	Match Group Financeco 3, Inc.* 2.000%, 01/15/30	3,044,000
4,330,000	Twitter, Inc. 0.250%, 06/15/24	4,679,778
		57,481,815

Consumer Discretionary (5.4%)
22,725,000	Airbnb, Inc. 0.000%, 03/15/26	21,008,581
15,201,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	21,289,304
	DISH Network Corp.
13,435,000	3.375%, 08/15/26	11,559,877
5,295,000	0.000%, 12/15/25	4,846,090
1,779,000	2.375%, 03/15/24µ	1,649,240
	Etsy, Inc.µ
4,415,000	0.125%, 09/01/27	3,878,004
2,855,000	0.250%, 06/15/28*	2,278,661
29,915,000	Ford Motor Company 0.000%, 03/15/26	31,949,519
7,670,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	8,169,777
5,730,000	Shake Shack, Inc. 0.000%, 03/01/28	4,440,005
400,000	Tesla, Inc. 2.000%, 05/15/24	5,610,764
4,160,000	Under Armour, Inc.µ 1.500%, 06/01/24	6,476,870
9,760,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	9,263,021
		132,419,713

PRINCIPAL AMOUNT		VALUE

Energy (0.9%)
3,190,000	EQT Corp. 1.750%, 05/01/26	$8,702,161
6,515,000	Pioneer Natural Resources Company 0.250%, 05/15/25	14,400,951
		23,103,112

Financials (0.1%)
3,000,000	Ares Capital Corp. 4.625%, 03/01/24	3,287,550

Health Care (2.9%)
1,850,000	CONMED Corp. 2.625%, 02/01/24	2,889,663
12,070,000	Dexcom, Inc.^ 0.250%, 11/15/25	12,709,106
3,673,000	Envista Holdings Corp.µ 2.375%, 06/01/25	7,236,692
3,702,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	3,227,996
3,960,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	4,044,902
15,740,000	Jazz Investments I, Ltd.µ 2.000%, 06/15/26	19,259,307
4,680,000	Omnicell, Inc.µ 0.250%, 09/15/25	5,791,360
7,755,000	Pacira BioSciences, Inc.µ 0.750%, 08/01/25	9,302,820
5,460,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	6,043,619
		70,505,465

Industrials (3.0%)
4,600,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	5,211,294
1,015,000	Chart Industries, Inc.* 1.000%, 11/15/24	2,958,298
13,520,000	John Bean Technologies Corp.* 0.250%, 05/15/26	12,797,897
8,240,000	Middleby Corp.µ 1.000%, 09/01/25	10,860,897
21,015,000	Southwest Airlines Company 1.250%, 05/01/25	28,758,187
14,800,000	Uber Technologies, Inc. 0.000%, 12/15/25	12,782,908
		73,369,481

Information Technology (3.9%)
4,230,000	Akamai Technologies, Inc. 0.375%, 09/01/27	4,686,163
7,838,000	Bill.com Holdings, Inc.*µ 0.000%, 04/01/27	6,664,103

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
3,970,000	CyberArk Software, Ltd.	$4,774,159
2,015,000	Datadog, Inc.µ 0.125%, 06/15/25	3,035,295
	Enphase Energy, Inc.
12,325,000	0.000%, 03/01/28	11,685,456
2,629,000	0.000%, 03/01/26	2,474,020
13,000,000	Microchip Technology, Inc. 0.125%, 11/15/24	13,975,000
2,735,000	Nova, Ltd. 0.000%, 10/15/25	3,921,088
15,740,000	ON Semiconductor Corp.* 0.000%, 05/01/27	18,818,272
3,520,000	Palo Alto Networks, Inc.µ 0.375%, 06/01/25	6,749,530
5,495,000	Perficient, Inc.* 0.125%, 11/15/26	4,747,240
900,000	Shift4 Payments, Inc.*µ 0.500%, 08/01/27	739,107
3,524,000	Silicon Laboratories, Inc.µ 0.625%, 06/15/25	4,494,298
5,850,000	Tyler Technologies, Inc. 0.250%, 03/15/26	5,918,094
2,670,000	Workday, Inc. 0.250%, 10/01/22	3,760,642
		96,442,467

Materials (0.3%)
3,525,000	Lithium Americas Corp.* 1.750%, 01/15/27	3,250,825
3,060,000	MP Materials Corp.* 0.250%, 04/01/26	3,410,401
		6,661,226

Real Estate (0.7%)
13,943,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	15,839,806
	Total Convertible Bonds (Cost $436,393,577)	479,110,635

Bank Loans (1.9%) ¡
Airlines (0.1%)
990,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	1,009,112
285,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	296,186
1,485,000	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	1,476,395
		2,781,693

PRINCIPAL AMOUNT		VALUE

Communication Services (0.1%)
1,535,625	Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	$1,501,319
1,816,820	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	1,811,524
560,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	555,845
		3,868,688

Consumer Discretionary (0.4%)
402,390	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	402,792
612,000	Penn National Gaming, Inc.! 0.000%, 04/20/29	609,993
2,079,000	Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	2,062,108
2,993,942	PetSmart, Inc.‡ 4.989%, 02/11/28 3 mo. LIBOR + 3.75%	2,972,985
1,373,803	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	1,365,072
1,975,050	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.50%	1,783,470
		9,196,420

Consumer Staples (0.0%)
197,599	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	196,689

Financials (0.1%)
2,431,625	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	2,431,017
303,595	Level 3 Financing, Inc.‡ 2.514%, 03/01/27 1 mo. LIBOR + 1.75%	293,842
		2,724,859

Health Care (0.4%)
2,107,288	Amneal Pharmaceuticals, LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	2,086,742
300,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	290,875
870,081	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	866,275

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
216,781	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	$215,833
1,147,861	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	1,071,178
1,261,176	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	1,261,176
395,000	Perrigo Investments, LLC 1.000%, 04/20/29	394,341
140,000	Perrigo Investments, LLC‡ 3.140%, 04/20/29	139,766
2,336,227	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	2,204,814
600,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	566,250
		9,097,250

Industrials (0.3%)
595,500	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	500,220
745,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	739,226
1,504,392	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	1,511,914
1,191,000	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	1,182,068
1,215,316	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	1,207,872
1,043,520	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	1,037,870
905,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 1 mo. SOFR + 3.75%	879,832
		7,059,002

Information Technology (0.3%)
1,075,000	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	1,071,641
1,227,724	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	1,214,378
1,422,263	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	1,406,710

PRINCIPAL AMOUNT		VALUE
794,938	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	$789,572
600,000	II-VI, Inc.! 0.000%, 12/08/28	598,125
1,400,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29 1 mo. SOFR + 3.00%	1,395,408
1,650,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	1,640,974
		8,116,808

Materials (0.1%)
862,400	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	860,783
600,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 1 mo. SOFR + 3.50%	591,150
		1,451,933

Special Purpose Acquisition Companies (0.1%)
595,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 1 mo. SOFR + 4.25%	587,973
300,000	Fertitta Entertainment, LLC‡ 4.500%, 01/27/29 1 mo. SOFR + 4.00%	299,004
1,275,000	Oscar Acquisition Co., LLC! 0.000%, 04/30/29	1,224,529
		2,111,506
	Total Bank Loans (Cost $47,268,021)	46,604,848

U.S. Government and Agency Security (1.5%)
36,945,000	U.S. Treasury Noteµ^ 2.250%, 03/31/24 (Cost $36,797,874)	36,631,834

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (8.0%)
Communication Services (1.3%)
29,340	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	32,286,205

Consumer Discretionary (0.5%)
100,805	Aptiv, PLC 5.500%, 06/15/23	12,460,506

Energy (0.0%)
28	Gulfport Energy Operating Corp. 10.000%, 05/31/22 15.00% PIK rate	194,600

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES			VALUE

Financials (0.7%)
80,250		AMG Capital Trust II 5.150%, 10/15/37	$4,197,156
210		Bank of America Corp.µ‡‡ 7.250%,	255,532
191,800		KKR & Company, Inc.^ 6.000%, 09/15/23	12,574,408
			17,027,096

Health Care (1.0%)
84,660		Avantor, Inc. 6.250%, 05/15/22	8,214,560
145,745		Boston Scientific Corp. 5.500%, 06/01/23	16,447,323
			24,661,883

Information Technology (1.4%)
19,390		Broadcom, Inc. 8.000%, 09/30/22	33,825,855

Utilities (3.1%)
175,145		AES Corp.^ 6.875%, 02/15/24	15,167,557
84,885		CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	3,805,055
170,935		Dominion Energy, Inc. 7.250%, 06/01/22	17,245,632
505,555		DTE Energy Company 6.250%, 11/01/22	26,491,082
		NextEra Energy, Inc.
140,750		4.872%, 09/01/22	7,523,087
94,060		6.219%, 09/01/23	4,449,979
			74,682,392
	Total Convertible Preferred Stocks (Cost $176,778,648)		195,138,537

Common Stocks (87.5%)
Communication Services (7.5%)
34,670		Alphabet, Inc. - Class A^#	79,123,527
10,635		Alphabet, Inc. - Class C^#	24,453,374
25,095		Altice USA, Inc. - Class A#	232,882
264,885		AT&T, Inc.	4,995,731
411,425		Comcast Corp. - Class A	16,358,258
10,122		Cumulus Media, Inc. - Class A#	139,380
2		Frontier Communications Parent, Inc.#	53
164,485		Meta Platforms, Inc. - Class Aµ#	32,974,308
32,360		Netflix, Inc.#	6,160,050
205,085	EUR	Orange, SA	2,441,618
149,335		Walt Disney Company^#	16,670,266
			183,549,447

NUMBER OF SHARES		VALUE

Consumer Discretionary (9.8%)
32,615	Amazon.com, Inc.^#	$81,068,822
3,715	Booking Holdings, Inc.^#	8,211,302
59,260	Carnival Corp.#	1,025,198
243,463	General Motors Company#	9,229,682
62,340	Home Depot, Inc.	18,726,936
41,620	Lowe’s Companies, Inc.	8,229,523
62,500	McDonald’s Corp.	15,572,500
245,080	MGM Resorts International	10,058,083
162,800	NIKE, Inc. - Class B	20,301,160
77,770	Starbucks Corp.	5,804,753
29,950	Target Corp.	6,848,067
40,500	Tesla, Inc.#	35,265,780
143,900	TJX Companies, Inc.^	8,818,192
27,180	Ulta Beauty, Inc.#	10,785,024
		239,945,022

Consumer Staples (7.2%)
58,750	Altria Group, Inc.	3,264,737
459,960	Coca-Cola Company^	29,718,016
41,820	Costco Wholesale Corp.	22,236,530
36,265	Estee Lauder Companies Inc. - Class A	9,576,136
250,885	Mondelez International, Inc. - Class A	16,177,065
112,795	PepsiCo, Inc.^	19,368,029
179,035	Philip Morris International, Inc.	17,903,500
203,745	Procter & Gamble Company^~	32,711,260
52,650	Walgreens Boots Alliance, Inc.	2,232,360
154,510	Walmart, Inc.	23,638,485
		176,826,118

Energy (5.9%)
475,000	BP, PLC^	13,642,000
47,998	Calfrac Well Services, Ltd.#	188,632
11,045	Chaparral Energy, Inc. - Class &#	767,628
3,550	Chesapeake Energy Corp.^	291,171
162,210	Chevron Corp.^	25,413,441
168,295	ConocoPhillips	16,075,538
2,381	Denbury, Inc.^#	152,336
82,935	Energy Transfer, LP	918,920
49,155	Enterprise Products Partners, LP	1,273,606
7,920	EP Energy Corp.&#	65,340
431,180	Exxon Mobil Corp.^	36,758,095
70,690	Hess Corp.	7,286,018
232,940	Kinder Morgan, Inc.^	4,227,861
15,860	Magellan Midstream Partners, LP	768,417
100,220	Marathon Petroleum Corp.	8,745,197
26,500	Pioneer Natural Resources Company	6,160,455
176,783	Schlumberger, NV	6,896,305
17,747	Superior Energy Services, Inc.&#	905,097
124,615	Sysco Corp.	10,652,090

Schedule of Investments April 30, 2022 (Unaudited)

26 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
33,540	Valero Energy Corp.	$3,739,039
3,213	Weatherford International, PLC#	103,716
10,000	Williams Companies, Inc.^	342,900
		145,373,802

Financials (9.9%)
35,430	Affiliated Managers Group, Inc.	4,448,945
65,730	American Express Company	11,483,688
346,890	American International Group, Inc.	20,296,534
29,983	Assurant, Inc.	5,453,308
753,435	Bank of America Corp.^~	26,882,561
71,870	Bank of New York Mellon Corp.	3,022,852
10,715	BlackRock, Inc.^	6,693,446
85,840	Charles Schwab Corp.^	5,693,767
46,700	Chubb, Ltd.	9,641,215
231,670	Citigroup, Inc.	11,168,811
125,000	Discover Financial Services	14,057,500
27,300	Goldman Sachs Group, Inc.^	8,339,877
447,110	Huntington Bancshares, Inc.^	5,879,497
33,700	Intercontinental Exchange, Inc.	3,902,797
248,770	JPMorgan Chase & Company^	29,693,187
502,205	KeyCorp^	9,697,579
122,075	Marsh & McLennan Companies, Inc.	19,739,527
251,940	Morgan Stanley^	20,303,845
43,760	Northern Trust Corp.^	4,509,468
157,631	Starwood Property Trust, Inc.	3,606,597
411,130	Wells Fargo & Company^	17,937,602
		242,452,603

Health Care (11.5%)
220,665	Abbott Laboratories~	25,045,478
179,340	AbbVie, Inc.	26,341,459
36,010	Anthem, Inc.^	18,074,499
249,355	Bristol-Myers Squibb Company	18,768,951
26,830	CVS Health Corp.	2,579,168
58,802	Danaher Corp.	14,766,946
109,850	Eli Lilly & Company	32,090,481
48,980	Gilead Sciences, Inc.	2,906,473
31,260	Intuitive Surgical, Inc.^#	7,480,518
251,335	Johnson & Johnson^	45,355,914
451,610	Pfizer, Inc.	22,160,503
21,460	Thermo Fisher Scientific, Inc.^	11,865,663
105,000	UnitedHealth Group, Inc.^~	53,397,750
		280,833,803

Industrials (6.2%)
967,920	CSX Corp.^	33,238,373
14,820	FedEx Corp.	2,945,327
104,568	General Electric Company	7,795,544
104,790	Honeywell International, Inc.^	20,277,913

NUMBER OF SHARES		VALUE
92,435	JB Hunt Transport Services, Inc.	$15,792,520
53,400	Northrop Grumman Corp.	23,463,960
334,130	Raytheon Technologies Corp.	31,712,278
20,295	Stryker Corp.^	4,896,372
49,810	Union Pacific Corp.	11,669,985
		151,792,272

Information Technology (24.1%)
56,335	Accenture, PLC - Class A	16,920,781
28,170	Adobe, Inc.#	11,153,911
44,250	Advanced Micro Devices, Inc.#	3,784,260
1,189,610	Apple, Inc.^~	187,542,016
225,860	Applied Materials, Inc.	24,923,651
247,515	Cisco Systems, Inc.	12,123,285
117,815	Fidelity National Information Services, Inc.^	11,681,357
36,355	Lam Research Corp.	16,932,705
72,315	Mastercard, Inc. - Class A	26,277,825
95,780	Micron Technology, Inc.	6,531,238
593,615	Microsoft Corp.^~	164,740,035
1,520,000	Nokia Oyj#	7,660,800
208,780	NVIDIA Corp.	38,722,427
66,010	QUALCOMM, Inc.	9,220,937
86,580	salesforce.com, Inc.#	15,232,885
178,525	Visa, Inc. - Class A^	38,049,033
		591,497,146

Materials (4.3%)
71,740	Celanese Corp.	10,541,476
370,315	Freeport-McMoRan, Inc.	15,016,273
102,435	Linde, PLC	31,955,623
182,625	Medtronic, PLC	19,058,745
41,000	Nucor Corp.	6,345,980
96,625	PPG Industries, Inc.	12,367,034
21,845	ServiceNow, Inc.#	10,444,094
		105,729,225

Real Estate (1.1%)
70,930	American Tower Corp.	17,095,549
269,392	Invitation Homes, Inc.	10,727,189
		27,822,738

Special Purpose Acquisition Company (0.0%)
14,021	Intelsat Emergence, SA#	436,404
	Total Common Stocks (Cost $1,500,470,735)	2,146,258,580

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 27

NUMBER OF SHARES		VALUE

Rights (0.0%) #&
Communication Services (0.0%)
1,467	Intelsat Jackson Holdings, SA, Expires (12/05/25)	$—
1,467	Intelsat Jackson Holdings, SA, Expires 12/05/25	—
	Total Rights (Cost $—)	—

Warrants (0.1%) #
Energy (0.1%)
4,069	Chesapeake Energy Corp. 02/09/26, Strike $30.73	224,853
3,662	Chesapeake Energy Corp. 02/09/26, Strike $26.43	218,145
2,260	Chesapeake Energy Corp. 02/09/26, Strike $34.61	120,887
6,263	Denbury, Inc. 09/18/25, Strike $32.59	225,468
2,279	Denbury, Inc. 09/18/23, Strike $35.41	70,968
57,470	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	6
51,723	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	5
47,885	Tidewater, Inc. 11/14/42, Strike $0.01	1,051,076
16,676	Tidewater, Inc. 11/14/42, Strike $0.00	2
	Total Warrants (Cost $5,139,246)	1,911,410

Exchange-Traded Funds (0.5%)
Other (0.5%)
180,860	iShares MSCI EAFE ETF^	12,414,230
5,525	iShares Preferred & Income Securities ETF^	187,574
	Total Exchange-Traded Funds (Cost $13,461,808)	12,601,804

Preferred Stocks (0.4%)
Communication Services (0.0%)
8,482	AT&T, Inc.µ 4.750%, 02/18/25	164,636
3,485	AT&T, Inc.^ 5.350%, 11/01/66	86,393
20,000	Qwest Corp. 6.500%, 09/01/56	447,000
		698,029

NUMBER OF SHARES		VALUE

Consumer Discretionary (0.1%)
2,835	Ford Motor Companyµ 6.200%, 06/01/59	$73,285
8,177	Guitar Center, Inc.&	1,054,833
605	Qurate Retail, Inc.µ 8.000%, 03/15/31	49,295
		1,177,413

Energy (0.2%)
12,420	Energy Transfer, LP‡ 7.625%, 08/15/23 3 mo. USD LIBOR + 4.74%	298,577
67,740	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,453,701
31,109	NuStar Energy, LP‡ 7.592%, 05/31/22 3 mo. USD LIBOR + 6.77%	746,616
55,760	NuStar Logistics, LP‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,410,170
		3,909,064

Financials (0.1%)
6,000	Affiliated Managers Group, Inc.µ 4.750%, 09/30/60	118,200
3,585	Allstate Corp.µ 5.100%, 10/15/24	80,053
5,970	Annaly Capital Management, Inc.^‡ 6.950%, 09/30/22 3 mo. USD LIBOR + 4.99%	148,235
3,945	Arch Capital Group, Ltd.µ 4.550%, 06/11/26	76,099
26,907	B Riley Financial, Inc.µ 5.250%, 08/31/28	610,789
3,000	B Riley Financial, Inc.µ 6.000%, 01/31/28	73,500
2,246	Bank of America Corp.^ 4.375%, 11/03/25	41,281
3,150	Bank OZKµ 4.625%, 11/15/26	56,700
7,000	Brookfield Finance, Inc.µ 4.625%, 10/16/80	132,650
1,350	Capital One Financial Corp.µ 4.800%, 06/01/25	26,771
10,725	CNO Financial Group, Inc.µ 5.125%, 11/25/60	219,862
6,371	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	127,739
1,877	Ellington Financial, Inc.µ‡ 6.250%, 01/30/27 5 year CMT + 4.99%	44,560

Schedule of Investments April 30, 2022 (Unaudited)

28 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
2,776	First Citizens Bancshare Preferred Stockµ 5.625%, 01/04/27	$63,820
5,475	First Republic Bankµ 4.000%, 08/30/26	95,812
1,943	First Republic Bankµ 4.125%, 10/30/25	34,158
2,750	Fulton Financial Corp.µ 5.125%, 01/15/26	57,942
1,835	MetLife, Inc.µ^ 4.750%, 03/15/25	41,343
4,045	Morgan Stanleyµ 4.250%, 01/15/27	72,244
6,915	Prospect Capital Corp. 5.350%, 07/01/26	134,151
8,500	Prudential Financial, Inc.µ^ 4.125%, 09/01/60	175,185
1,400	RenaissanceRe Holdings, Ltd.µ 4.200%, 07/15/26	26,292
13,490	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	260,627
4,681	Signature Bankµ 5.000%, 12/30/25	89,548
5,250	Spirit Realty Capital, Inc. 6.000%, 10/03/22	129,780
2,105	US Bancorpµ 3.750%, 01/15/26	35,911
13,400	W R Berkley Corp.µ 5.100%, 12/30/59	288,904
2,015	Wells Fargo & Companyµ 4.375%, 03/15/26	36,431
5,248	Western Alliance Bancorpµ‡ 4.250%, 09/30/26 5 year CMT + 3.45%	115,299
		3,413,886

Industrials (0.0%)
2,500	Brookfield Finance I UK, PLCµ 4.500%, 11/24/25	46,950
4,970	QVC, Inc.µ 6.250%, 11/26/68	109,688
2,555	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33%	72,945
		229,583

Real Estate (0.0%)
1,951	American Finance Trust, Inc.µ 7.500%, 03/26/24	48,073
11,275	Brookfield Property Partners, LPµ 5.750%, 03/31/25	222,681
5,000	Brookfield Property Partners, LPµ^ 6.375%, 09/30/24	105,450

NUMBER OF SHARES		VALUE
5,400	EPR Propertiesµ 5.750%, 11/30/22	$126,846
3,625	Global Net Lease, Inc.µ 6.875%, 11/26/24	88,776
		591,826

Utilities (0.0%)
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	125,160
5,100	DTE Energy Company 5.250%, 12/01/77	118,473
		243,633
	Total Preferred Stocks (Cost $11,296,113)	10,263,434

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.3%) #
Consumer Discretionary (0.1%)
200 17,415,200	Tesla, Inc. Call, 09/16/22, Strike $950.00	2,116,000

Financials (0.0%)
480 15,495,840	Berkshire Hathaway, Inc. Call, 09/16/22, Strike $340.00	513,600

Other (0.2%)
3,150 58,259,250	iShares Russell 2000 ETF Call, 09/16/22, Strike $200.00	2,239,650
155 64,044,915	S&P 500 Index Put, 06/30/22, Strike $4,200.00	3,230,975
		5,470,625
	Total Purchased Options (Cost $9,606,024)	8,100,225

	TOTAL INVESTMENTS (137.7%) (Cost $2,710,878,547)	3,377,426,239

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.4%)		(304,000,000)
LIABILITIES, LESS OTHER ASSETS¡¡ (-25.3%)		(620,418,376)
NET ASSETS (100.0%)		$2,453,007,863

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 29

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $161,982,605.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $9,392,357.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2022.

#Non-income producing security.

¡¡As of April 30, 2022, the value of unfunded loan commitments was $79,866 for the Fund. See Notes to Financial Statements.

At April 30, 2022, Strategic Total Return Fund had the following unfunded loan commitment:

Borrower:	Principal Amount	Cost	Value	Unrealized App/(Dep)
Perrigo Investments, LLC	$80,000	$79,899	$79,866	$(33)

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

30 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $2,710,878,547)	$3,377,426,239
Cash with custodian	261,531,313
Receivables:
Accrued interest and dividends	11,145,242
Investments sold	9,411,838
Fund shares sold	2,059
Prepaid expenses	1,077,727
Other assets	215,889
Total assets	3,660,810,307

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 12,160,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $1,324,208) (Note 7)	302,675,792
Unrealized depreciation on unfunded loans	33
Payables:
Notes payable (Note 6)	880,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	883,728
Investments purchased	20,016,494
Affiliates:
Investment advisory fees	3,161,806
Deferred compensation to trustees	215,889
Trustees’ fees and officer compensation	14,663
Other accounts payable and accrued liabilities	834,039
Total liabilities	1,207,802,444
NET ASSETS	$2,453,007,863

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 157,874,945 shares issued and outstanding	$1,856,910,652
Accumulated distributable earnings (loss)	596,097,211
NET ASSETS	$2,453,007,863
Net asset value per common shares based upon 157,874,945 shares issued and outstanding	$15.54

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 31

INVESTMENT INCOME
Interest	$16,014,457
(Amortization)/accretion of investment securities	(3,865,889)
Net interest	12,148,568
Dividends	22,863,903
Dividend taxes withheld	(27,898)
Total investment income	34,984,573

EXPENSES
Investment advisory fees	19,774,119
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	5,803,826
Interest expense on Notes Payable (Note 6)	2,794,090
Fund administration fees	112,043
Legal fees	103,748
Accounting fees	103,129
Printing and mailing fees	100,522
Trustees’ fees and officer compensation	70,804
Audit fees	64,920
Custodian fees	26,568
Transfer agent fees	21,003
Registration fees	19,868
Other	163,176
Total expenses	29,157,816
NET INVESTMENT INCOME (LOSS)	5,826,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	85,617,587
Purchased options	5,039,038
Foreign currency transactions	(227)
Written options	1,512,866
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(477,646,993)
Unfunded loans	(33)
Purchased options	(8,681,825)
Foreign currency translations	(17,690)
Written options	(735,989)
NET GAIN (LOSS)	(394,913,266)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(389,086,509)

Statements of Changes in Net Assets

32 CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$5,826,757	$15,900,463
Net realized gain (loss)	92,169,264	171,885,715
Change in unrealized appreciation/(depreciation)	(487,082,530)	824,380,626
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(389,086,509)	1,012,166,804

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(97,003,472)	(186,731,790)
Net decrease in net assets from distributions to common shareholders	(97,003,472)	(186,731,790)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	8,011,137	32,833,238
Reinvestment of distributions resulting in the issuance of stock	2,623,464	9,176,188
Net increase (decrease) in net assets from capital stock transactions	10,634,601	42,009,426
TOTAL INCREASE (DECREASE) IN NET ASSETS	(475,455,380)	867,444,440

NET ASSETS
Beginning of period	$2,928,463,243	$2,061,018,803
End of period	$2,453,007,863	$2,928,463,243

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT 33

(Unaudited) Six Months Ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(389,086,509)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(570,388,367)
Net proceeds from disposition of short term investments	—
Proceeds paid on closing written options	(8,080,944)
Proceeds from disposition of investment securities, including purchased options	743,055,514
Premiums received from written options	8,292,231
Amortization and accretion of fixed-income securities	3,865,889
Amortization of offering costs on Mandatory Redeemable Preferred Shares	273,705
Net realized gains/losses from investments, excluding purchased options	(85,617,587)
Net realized gains/losses from purchased options	(5,039,038)
Net realized gains/losses from written options	(1,512,866)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	477,646,993
Change in unrealized appreciation or depreciation on unfunded loans	33
Change in unrealized appreciation or depreciation on purchased options	8,681,825
Change in unrealized appreciation or depreciation on written options	735,989
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(163,663)
Prepaid expenses	(90,976)
Other assets	40,662
Increase/(decrease) in liabilities:
Payables to affiliates	(282,946)
Other accounts payable and accrued liabilities	58,203
Net cash provided by/(used in) operating activities	$182,388,148

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	8,941,846
Distributions to shareholders	(94,380,008)
Distributions to Mandatory Redeemable Preferred Shareholders	(45,830)
Offering costs on Mandatory Redeemable Preferred Shares	(22,812)
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(85,506,804)
Net increase/(decrease) in cash	$96,881,344
Cash and restricted cash at beginning of period	$164,649,969
Cash at end of period	$261,531,313

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$2,891,178
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,849,656
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$2,623,464

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	261,531,313
Total cash and restricted cash at period end	$261,531,313

34   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

36   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $215,889 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2022. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$36,795,807	$432,053,996
Proceeds from sales	—	644,849,811

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$2,710,878,547
Gross unrealized appreciation	862,898,689
Gross unrealized depreciation	(196,350,997)
Net unrealized appreciation (depreciation)	$666,547,692

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$76,590,422
Long-term capital gains	120,061,421
Return of capital	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	22,735,647
Total undistributed earnings	22,735,647
Accumulated capital and other losses	(3,213,752)
Net unrealized gains/(losses)	1,059,900,207
Total accumulated earnings/(losses)	1,079,422,102
Other	2,765,090
Paid-in-capital	1,846,276,051
Net assets applicable to common shareholders	$2,928,463,243

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

38   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$8,100,225	$—
	$8,100,225	$—

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value.”

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	25,238
Written options	26,110

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $1,130.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the period ended April 30, 2022, the average borrowings under the Agreement were $880.0 million. For the period ended April 30, 2022, the average interest rate was 0.67%. As of April 30, 2022, the amount of total outstanding borrowings was $880.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.84%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $729.8 million of securities were on loan ($91.6 million of fixed income securities and $638.2 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on March 8, 2022, August 24, 2021, and September 6, 2017. On March 8, 2022, 4,000,000 MRPS were issued with an aggregate liquidation preference of $100,000,000 with a delayed settlement of May 24, 2022. On August 24, 2021, 2,480,000 MRPS were issued with an aggregate liquidation preference of $62.0 million. On September 6, 2017, 9,680,000 MRPS were issued with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

40   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	3,220	$25	$80,500,000
Series B	9/06/24	4.00%	3,220	$25	$80,500,000
Series C	9/06/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/26	2.45%	2,480	$25	$62,000,000
Series F*	5/24/27	3.66%	4,000	$25	$100,000,000
					$404,000,000

*Series F MRPS were issued on March 8, 2022 with a delayed funding date of May 24, 2022. Series F MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below. As of August 24, 2021, the Series D MRP Shares have been assigned a rating of ‘AA-’ by Kroll. As of March 8, 2022, the Series F MRP Shares have been assigned a rating of ‘AA-’ by Kroll.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series A MRPS, Series B MRPS or Series C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRPS and Series F MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   41

Notes to Financial Statements (Unaudited)

(1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Provision); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRPS, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 157,874,945 shares outstanding at April 30, 2022. Calamos Advisors did not own any of the outstanding shares at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	157,310,716	154,965,651
Shares sold	422,047	1,807,735
Shares issued through reinvestment of distributions	142,182	537,330
Ending shares	157,874,945	157,310,716

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2022, the Fund sold shares that were $0.0005 in excess of net asset value at an average sales price of $19.1451.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

42   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$440,804,932	$—	$440,804,932
Convertible Bonds	—	479,110,635	—	479,110,635
Bank Loans	—	46,604,848	—	46,604,848
U.S. Government and Agency Security	—	36,631,834	—	36,631,834
Convertible Preferred Stocks	186,941,726	8,196,811	—	195,138,537
Common Stocks U.S.	2,141,642,493	2,174,469	—	2,143,816,962
Common Stocks Foreign	—	2,441,618	—	2,441,618
Rights	—	—	—	—
Warrants	860,321	1,051,089	—	1,911,410
Exchange-Traded Funds	12,601,804	—	—	12,601,804
Preferred Stocks	9,208,601	1,054,833	—	10,263,434
Purchased Options	8,100,225	—	—	8,100,225
Total	$2,359,355,170	$1,018,071,069	$—	$3,377,426,239

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CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   45

44   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31,					Year Ended October 31,
		2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.62	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86	$10.56	$10.15
Income from investment operations:
Net investment income (loss)*	0.04	0.10	0.21	0.18	0.16	0.26	0.30	0.38	0.42	0.41	0.44
Net realized and unrealized gain (loss)	(2.51)	6.42	1.24	1.49	0.32	2.36	0.15	(0.23)	1.16	1.73	0.76
Total from investment operations	(2.47)	6.52	1.45	1.67	0.48	2.62	0.45	0.15	1.58	2.14	1.20
Less distributions to common shareholders from:
Net investment income	(0.08)	(0.29)	(0.54)	(0.16)	(0.48)	(0.85)	(0.46)	(0.66)	(0.55)	(0.59)	(0.67)
Net realized gains	(0.53)	(0.91)	(0.54)	(0.83)	(0.51)	(0.14)	(0.16)	—	(0.16)	—	—
Return of capital	—	—	—	—	—	—	(0.37)	(0.33)	(0.22)	(0.25)	(0.12)
Total distributions	(0.61)	(1.20)	(1.08)	(0.99)	(0.99)	(0.99)	(0.99)	(0.99)	(0.93)	(0.84)	(0.79)
Premiums from shares sold in at the market offerings	—	0.0026	—	—	—	—	—	—	—	—	—
Net asset value, end of period	$15.54	$18.62	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86	$10.56
Market value, end of period	$15.33	$18.98	$12.80	$13.02	$11.75	$12.33	$9.95	$10.20	$11.82	$10.56	$10.25
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	(13.58)%	50.32%	12.33%	14.46%	3.81%	25.11%	5.48%	1.98%	14.46%	21.83%	12.97%
Market value	(16.37)%	59.21%	7.36%	20.16%	3.05%	35.23%	7.89%	(5.66)%	21.46%	11.75%	28.08%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.10% (c)	2.03%	2.45%	3.05%	2.74%	2.09%	1.97%	1.81%	1.72%	1.79%	1.91%
Net investment income (loss)	0.42% (c)	0.60%	1.64%	1.42%	1.25%	2.17%	2.73%	3.11%	3.39%	3.71%	4.25%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$2,453,008	$2,928,463	$2,061,019	$2,000,709	$1,893,000	$1,971,910	$1,719,456	$1,803,026	$1,932,218	$1,832,666	$1,631,424
Portfolio turnover rate	13%	27%	36%	26%	27%	65%	31%	23%	20%	55%	48%
Average commission rate paid	$0.0206	$0.0206	$0.0212	$0.0270	$0.0217	$0.0240	$0.0307	$0.0336	$0.0210	$0.0234	$0.0171
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$304,000	$304,000	$242,000	$242,000	$242,000	$242,000	$—	$—	$—	$—	$—
Notes Payable (000’s omitted)	$880,000	$880,000	$703,000	$668,000	$713,000	$543,000	$682,000	$716,000	$725,000	$700,000	$576,000
Asset coverage per $1,000 of loan outstanding(d)	$4,133	$4,673	$4,276	$4,357	$3,995	$5,077	$3,521	$3,518	$3,665	$3,619	$3,832
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$299	$338	$311	$301	$294	$285	$—	$—	$—	$—	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.48%, 1.44%, 1.54%, 1.55%, 1.53%, 1.47%, 1.49%, 1.47%, 1.44%, 1.44% and 1.45%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

46   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Strategic Total Return Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2021, and the financial highlights for each of the five years in the period then ended; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights. Additionally, we have previously audited, in accordance with the PCAOB, the financial highlights of the Fund for the five years in the period ended October 31, 2016, 2015, 2014, 2013 and 2012; and in our report dated December 15, 2016, we expressed an unqualified opinion on such financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange

Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   47

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

48   CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

CALAMOS Strategic Total Return Fund SEMIANNUAL REPORT   49

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CSQSAN 1946 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2022

By: /s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 24, 2022